Exhibit 99.1

SunLink Health Systems, Inc.

Adjourns Special Meeting Until August 4, 2025

and

Urges Stockholders of Record as of June 20, 2025

to Vote FOR the Proposed Merger with Regional Health Properties, Inc.

by August 3, 2025 at 11:59 PM EDT

Atlanta, GA (July 29, 2025) - SunLink Health Systems, Inc. (“SunLink”) (NYSE American: SSY) today announced that SunLink convened its special meeting (the “Special Meeting”) of the holders of its common stock (the “Common Stock”) on July 29, 2029, and the holders of the Common Stock approved the adjournment of the Special Meeting. The Special Meeting will reconvene on Monday, August 4, 2025, at 10:00 a.m., Eastern Time, at Hyatt House Hotel, 3595 Cumberland Blvd., Atlanta, Georgia 30339. The record date for determination of the holders of the Common Stock entitled to notice of, and to vote at, the reconvened Special Meeting remains the close of business on June 20, 2025.

Any proxies previously submitted by the holders of the Common Stock with respect to the Special Meeting convened and adjourned on July 29, 2025, will continue to be counted. Such holders need not submit a new proxy in order for their votes to be counted. The holders of the Common Stock may revoke their proxies as set forth in the joint proxy statement/prospectus (the “Proxy Statement”) for the Special Meeting of SunLink stockholders to approve the proposed merger with Regional Health Properties, Inc. (“Regional”).

SunLink urges its stockholders of record as of June 20, 2025, to vote FOR the SunLink merger proposal (“Proposal 1”) and the SunLink advisory compensation Proposal (“Proposal 2”), each as outlined in the Proxy Statement. Approval of Proposal 1 (approval of the merger agreement with Regional and related transactions, including the merger) is of particular importance because such approval is a condition to the consummation of the merger with Regional. Although an overwhelming majority of votes cast to date have supported Proposal 1, approval of this proposal has a higher vote threshold and requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting. The merger cannot be consummated unless Proposal 1 approving the merger agreement and the transactions contemplated thereby, including the merger, is approved by SunLink stockholders.

The SunLink Board of Directors unanimously recommends that SunLink shareholders vote “FOR” the approval of the SunLink merger proposal by voting FOR Proposal 1.

EVERY VOTE MATTERS – NO MATTER HOW MANY SHARES YOU OWN

Holders of record may vote by proxy or in person at the reconvened Special Meeting. If you hold your shares of Common Stock in your name as a holder of record, to submit a proxy, you, as a SunLink shareholder, may use one of the following methods:

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Via the Internet: by visiting the website indicated on your proxy card and following the instructions.
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By telephone: by calling the toll-free number indicated on your proxy card and following the recorded instructions.

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By mail: by completing your proxy card and returning it in the postage-paid envelope. If you do not have the postage-paid envelope, please mail your completed proxy card to the following address: SunLink Health Systems, Inc., 900 Circle 75 Parkway, Suite 690, Atlanta, Georgia 30339., Attn: Corporate Secretary.

If you submit your proxy via the Internet or by telephone, you must do so no later than 11:59 p.m., Eastern time, on August 3, 2025. If you vote by mail, your proxy card must be received no later than 11:59 p.m., Eastern time, on August 3, 2025.

Assistance

If you need assistance with voting via the Internet, voting by telephone or completing your proxy card, or have questions regarding the Special Meeting, please contact SunLink at (770) 933-7000.

About SunLink Health Systems, Inc.

SunLink Health Systems, Inc., headquartered in Atlanta, Georgia, is the parent company of subsidiaries that own and operate Carmichael’s Cashway Pharmacy. For more information, visit https://www.sunlinkhealth.com.

NO OFFER OR SOLICITATION

Communications in this press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION

The proposed merger will be submitted to Regional and SunLink shareholders for their consideration. In connection with the proposed merger, Regional filed a Registration Statement on Form S-4 (File No. 333-286975) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes a joint proxy statement/prospectus for Regional and SunLink, which was sent to common stock shareholders of Regional and common stock shareholders of SunLink on or about June 30, 2025.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION.

You are able to obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about SunLink and Regional, without charge, at the SEC’s website (http://www.sec.gov) or by accessing SunLink’s website (http://www.sunlinkhealth.com) under the tab “Investors” or by accessing Regional’s website (http://www.regionalhealthproperties.com) under the tab “Investor Relations.” Copies of the joint proxy statement/prospectus have been mailed to the shareholders of SunLink and Regional who are, as of the respective record dates, entitled to vote on the merger, copies can also be obtained, without charge, by directing a request to Investor Relations, SunLink Health Systems, Inc., 900 Circle 75 Parkway, Suite 690, Atlanta, Georgia, 30339, telephone 770-933-7004 or to Investor Relations, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia, 30338, telephone 678-869-5116.

SunLink and Regional and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SunLink and Regional in connection with the proposed merger. Information about the directors and executive officers of SunLink is set forth in Part III of SunLink’s Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024, which information may be updated by SunLink from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Regional is set forth in Part III of Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, which information may be updated by Regional from time to time in subsequent filings with the SEC. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the joint proxy statement/prospectus relating to the proposed merger. Free copies of this document may be obtained as described above.

Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger between Regional and SunLink, including statements of Regional’s goals, intentions and expectations; and statements regarding Regional’s business plan and growth strategies.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things:

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the risk that the businesses of Regional and SunLink will not be integrated successfully, or such integration may be more difficult, time-consuming, or costly than expected;
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expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame;
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revenues following the merger may be lower than expected;
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customer, vendor and employee relationships and business operations may be disrupted by the merger;
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the ability to obtain required regulatory approvals or the approvals of Regional’s or SunLink’s shareholders, and the ability to complete the merger on the expected timeframe;
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the costs and effects of litigation and the possible unexpected or adverse outcomes of such litigation;
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the ability of Regional and SunLink to meet the initial or continued listing requirements or rules of the NYSE American LLC or the OTCQB, as applicable, and to maintain the listing or trading, as applicable, of securities thereon;
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possible changes in economic and business conditions;
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the impacts of epidemics, pandemics or other infectious disease outbreaks;
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the existence or exacerbation of general geopolitical instability and uncertainty;
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possible changes in monetary and fiscal policies, and laws and regulations;
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competitive factors in the healthcare industry;
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Regional’s dependence on the operating success of its operators;
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the amount of, and Regional’s ability to service, its indebtedness;
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covenants in Regional’s debt agreements that may restrict its ability to make investments, incur additional indebtedness, and refinance indebtedness on favorable terms;
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the effect of increasing healthcare regulation and enforcement on Regional’s operators and the dependence of Regional’s operators on reimbursement from governmental and other third-party payors;
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the relatively illiquid nature of real estate investments;

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the impact of litigation and rising insurance costs on the business of Regional’s operators;
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the effect of Regional’s operators declaring bankruptcy, becoming insolvent, or failing to pay rent as due;
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the ability of any of Regional’s operators in bankruptcy to reject unexpired lease obligations and to impede its ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations;
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Regional’s ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; and
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other risks and factors identified in (i) SunLink’s cautionary language included under the headings “Forward-Looking Statements” and “Risk Factors” in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2024, and other documents subsequently filed by SunLink with the SEC and (ii) Regional’s cautionary language included under the headings “Statement Regarding Forward-Looking Statements” and “Risk Factors” in Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by Regional with the SEC.

Neither SunLink nor Regional undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K. In addition, SunLink’s and Regional’s past results of operations do not necessarily indicate either of their anticipated future results, whether the merger is effectuated or not.